EXHIBIT (g)(ii)

Consents

CONSENT

I hereby consent to the use of (i) the Certificate of the Queensland Treasury Corporation dated February 8, 2012 found on page 22 of the Queensland Treasury Corporation Half-Yearly Report for the Six Months Ended December 31, 2011, and the Chairman’s and Chief Executive’s Report found on pages 4-5 of the Queensland Treasury Corporation Half-Yearly Report for the Six Months Ended December 31, 2011, which Half-Yearly Report is hereby filed as exhibit (c)(vii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Philip Noble
Mr. Philip Noble
Chief Executive, Queensland Treasury Corporation

Date: March 8, 2012

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated February 8, 2012 found on page 22 of the Queensland Treasury Corporation Half-Yearly Report for the Six Months Ended December 31, 2011, hereby filed as exhibit (c)(vii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley
Under Treasurer of the State of Queensland

Date: March 8, 2012

CONSENT

I hereby consent to the use of my Report found on page 23 of the Queensland Treasury Corporation Half-Yearly Report for the Six Months Ended December 31, 2011, hereby filed as exhibit (c)(vii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Andrew Greaves
Mr. Andrew Greaves
Auditor-General, State of Queensland

Date: March 8, 2012

CONSENT

I hereby consent to the use of the Chairman’s and Chief Executive’s Report on pages 4-5 of the Queensland Treasury Corporation Half-Yearly Report for the Six Months Ended December 31, 2011, hereby filed as exhibit (c)(vii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Stephen Rochester
Mr. Stephen Rochester
Chairman, Queensland Treasury Corporation

Date: February 29, 2012